                                                                    Exhibit 10.2




                                SUPPLY AGREEMENT


                             Eos Biotechnology, Inc.

                                Affymetrix, Inc.

                                    CONTENTS

1.     INTRODUCTION...............................................................................................1
2.     DEFINITIONS................................................................................................1
3.     PROBE ARRAY SUPPLY.........................................................................................5
4.     AFFYMETRIX PROPRIETARY RIGHTS..............................................................................8
5.     COMPENSATION...............................................................................................8
6.     INTELLECTUAL PROPERTY.....................................................................................13
7.     CONFIDENTIALITY...........................................................................................14
8.     WARRANTY..................................................................................................15
9.     INDEMNITY.................................................................................................15
10.    TERM,  TERMINATION AND EFFECT OF TERMINATION..............................................................16
11.    MISCELLANEOUS.............................................................................................17
EXHIBIT A: INITIAL FORECAST......................................................................................22
EXHIBIT B: CURRENT CUSTOM PROBE ARRAY PRICING....................................................................22
EXHIBIT C: EXPRESSION PROBE ARRAY USE RIGHTS FOR SERVICE AND DATABASE RECIPIENTS.................................23
EXHIBIT D: LETTER FROM DAVID W. MARTIN, JR., M.D., TO SUSAN E. SIEGEL, DATED 06/23/00............................24
EXHIBIT E: EXPRESSION ARRAY RIGHTS FOR NOT-FOR-PROFIT SAMPLE PROVIDERS...........................................25
EXHIBIT F: REQUEST FOR CREDIT FORM FOR PROBE ARRAYS AND CUSTOM PROBE ARRAYS......................................26

                                    AGREEMENT

This agreement ("Agreement") is effective as of March 30, 2001 ("Effective Date") between Affymetrix, Inc. ("Affymetrix") a Delaware corporation having its principal place of business at 3380 Central Expressway, Santa Clara, California 95051, and Eos Biotechnology, Inc. ("Eos") a Delaware corporation having its principal place of business at 225A Gateway Boulevard, South San Francisco, CA 94080 and supercedes the Chip Supply Agreement between the parties effective May 1, 1998.

1        INTRODUCTION

1.1 Affymetrix has research, development, and manufacturing capabilities and facilities, and has developed certain rights relevant to DNA probe array based technology.
1.2 Eos has research and development capabilities, and facilities to conduct research and development activities for the generation of databases useful in life sciences research and has developed certain rights relative to such databases and probe array based technology.
1.3 Affymetrix and Eos desire to enter into an agreement whereby Affymetrix will provide certain licenses to Eos and supply Eos with DNA probe arrays for use in Expression Research, development of Database products and Services.
1.4 In consideration of the mutual covenants and promises contained in this Agreement, Affymetrix and Eos agree as follows:

2        DEFINITIONS

2.1 "Affiliate" shall mean any corporation, company, partnership, joint venture, firm or other business entity that is controlled by or controls a Party or is under common control with a Party, but only for so long as such Affiliate remains an Affiliate of a Party and only if such Affiliate is bound by the terms of this Agreement. For purposes of this Section, "control" shall mean, in the case of corporations (or equivalents of corporations), direct or indirect ownership or control of at least 80% of the voting stock or other ownership interest of such entity or, in the case of partnerships, at least 80% of the ownership interest in such partnership. Each Party shall be liable to the other Party for breach of this Agreement by any of such Party's Affiliates, and any such breach shall be deemed a breach by such party.
2.2 "Bona Fide Collaboration(s)" shall mean a scientific collaboration between Eos or any of its Affiliates and a third party under a written contract and research plan in a specified area, in which a) such third party receives the biological materials and/or proprietary information of Eos and/or its Affiliates, or in which Eos and/or its Affiliates obtains the biological materials [***] of the third party, and b) Eos [***] or the third party obtains or Eos and the third party share between them co-exclusive therapeutic and diagnostic proprietary rights and marketing rights to products resulting from the collaboration ("For-Profit Collaborators"); provided, however, if the Collaborator is a non-commercial, academic

[***] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

         entity, then Eos shall obtain [***], and c) the collaboration is within Eos' normal (as of the Effective Date) business model (for purposes of this Agreement, "Eos' normal business model" shall include, for example, pharmaceutical research and development); and
         d) in which Eos and its Collaborator provide significant scientific input to the collaboration in addition to data obtained from the Probe Arrays where "significant scientific input" includes, for example, [***], and e) in which, at the time the gene expression information is generated, such gene expression information is generated [***]. By way of example, Bona Fide Collaborations shall not include business relationships based, in significant part, on a contract in which Eos provides contract services for a third party involving use of the Probe Arrays on a fee-for-service or similar basis. Bona Fide Collaborations shall not provide for the access of the Probe Arrays to a company that engages in a bona fide business in the sale of probe array based assays or services.

2.3 "Chip Improvement Inventions" shall mean all inventions that are conceived or first reduced to practice by an employee or contractor of a Party or its Affiliates resulting from use of Probe Arrays supplied hereunder, and specifically those relating to probe array manufacturing techniques, probe array layouts, probe array packaging techniques, probe array assay techniques (but only insofar as such assay techniques relate to processes after nucleic acid extraction and are directly related to arrays of nucleic acid probes), and probe array software analysis techniques relating to the extraction of data from probe arrays and storing such data in a computer file, but not including software analysis techniques for later processing of such data. Chip Improvement Inventions shall not include any other inventions that are conceived of or reduced to practice by an employee or contractor of a Party or its Affiliates including, for example, expression data or discoveries resulting therefrom (except for the specific inventions described herein above), targets identified through the use of the Probe Arrays, or correlations between genetic sequences and function.

2.4 "Confidential Information" shall mean all information and materials, patentable or otherwise, of a Party disclosed by or on behalf of such Party to the other Party and which derive value to a Party from not being generally known, including, but not limited to DNA sequences, vectors, cells, substances, formulations, techniques, methodology, equipment, data, reports, know-how, trade secrets, preclinical and clinical trials and the results thereof, sources of supply, patent positioning, and business plans, including any negative developments. Without limiting the foregoing, Eos acknowledges and agrees that Chip Improvement Inventions are the Confidential Information of Affymetrix.
2.5 "Database" shall mean a collection of Datapoints directly derived from a Probe Array and made available for license broadly in whole or in part for use to derive additional information. If Eos utilizes a larger database to create directly a more limited database for

[***] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

         license to a third party, it is understood that the Datapoints made available to the third party are from the original, larger Database unless the smaller Database is made broadly available to other third parties. In the event that data are provided on a service basis and later released for commercial distribution as a database, such collection of data shall be considered a "Service" at the time delivered to a single customer and a "Database" when later distributed more broadly.
2.6 "Datapoint" shall mean array data up to and including the expression levels of a Gene represented on a Probe Array and comprises all probe pairs on the array that represent the Gene.
2.7 "Demonstration Database" shall refer to a database of gene expression data that contains [***] Datapoints and is used for promotional or marketing purposes without charge.
2.8 "Eos' Area Of Interest" shall mean the use of Probe Arrays as a research tool to generate gene expression data for Expression Research, generating Databases for external license and/or providing fee-based Services to third parties.
2.9 "Expression Research" shall mean Eos' internal research, Eos' research as part of a Bona Fide Collaboration, or Eos' research in connection with a Not-for-Profit Sample Provider.
2.10 "Fabrication Verification Criteria" shall refer to Affymetrix' then current quality control criteria for Probe Arrays that are widely distributed to third parties, which quality control criteria as presently constituted have been delivered to Eos and which will be provided to Eos from time to time when a material change is made.
2.11 "GATC Compliant" shall refer to software and/or databases meeting the standards set forth in accordance with the Genetic Analysis Technology Consortium ("GATC") standards group. In the event that the GATC standards are no longer maintained, the Parties will negotiate in good faith to provide substitute specifications for interoperability of their respective software and databases.
2.12 "Gene" shall refer to a nucleic acid sequence encoding a distinct RNA. A Gene may be represented by a partial nucleic acid sequence representing an expressed sequence tag (EST). Multiple ESTs from the same Gene are considered a single Gene. Polymorphic variants of a nucleic acid sequence are considered a single Gene, provided that such polymorphic variants must have at least 99% homology with the underlying Gene. If a nucleic acid sequence encodes multiple distinct RNAs due to alternative splicing [***].
2.13 "Lot" shall refer to the standard minimum quantities in which Probe Arrays are made available to third parties, as set forth in Affymetrix' price list and specifications.
2.14 "Net Sales" shall mean the aggregate United States Dollar equivalent of [***].

[***] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

         [***]

2.15 "Not-for-Profit Sample Providers" shall mean not-for-profit institutions or principal investigators at not-for-profit institutions
         i) that own biological samples that are not transferable to Eos by law or institutional policy, and ii) to which Eos may provide Expression Probe Arrays solely for the purpose of scanning such samples at such institution's site and providing the resulting data exclusively to Eos for use solely as permitted in this Agreement, and iii) that agree to the terms set forth in Exhibit F hereto and iv) whose name and address have been provided in writing to Affymetrix, or v) that have been approved in advance by Affymetrix in writing which approval shall not unreasonably be withheld.
2.16 "Party" shall mean Affymetrix or Eos. "Parties" shall mean Affymetrix and Eos.
2.17 "Physical Defects" shall mean defects resulting from the manufacture or handling of Probe Arrays by Affymetrix prior to shipment, such that such defects are the cause of impaired hybridization of a significant number of probe pairs leading to aberrant probe set data for a significant number of Genes. Such determination must be made pursuant to Affymetrix' then current GeneChip expression assay protocols.
2.18 "Probe Array" shall mean a solid support having an array of polynucleotides with known

[***] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

         location and sequence fabricated by Affymetrix pursuant to this Agreement for use in expression analysis.
2.19 "Probe Selection Methods" shall refer to any methods developed by Eos for the selection of probes for Custom Probe Array designs.
2.20 "Proprietary Probe Arrays" shall refer to Probe Arrays which contain substantial proprietary genetic information of a third party for which incremental fees are due by Affymetrix to such third party associated with the use of such proprietary genetic information.
2.21 "Services" shall mean the collection and provision for consideration of information derived from a Probe Array to a single third party.
2.22 "System(s)" shall mean fluidics station(s), work station(s), probe array reader(s), and associated software, such software licensed to Eos, and such fluidics station(s) and probe array reader(s) sold to Eos.
2.23 "Term" shall mean the period beginning on the Effective Date and ending [***] years from the Effective Date, unless extended by mutual written agreement of the parties or unless i) Eos elects to participate in the Affymetrix GOLD EasyAccess Program in which case the Term shall end [***] years from the Effective Date, or ii) the Agreement is extended pursuant to Section 10.4. "Initial Term" shall refer to the initial [***] portion of the Term. "Extended Term" shall refer to the potential extension of the Term by [***] years pursuant to Section 10.4. For any extension of the Term, the applicable maximum number of Datapoints in a Demonstration Database shall be negotiated by the Parties in good faith.

3        PROBE ARRAY SUPPLY

3.1 Beginning on the Effective Date, Affymetrix will deliver such quantities of the appropriate Probe Arrays as specified in a properly rendered purchase order and forecast made by Eos in its sole discretion pursuant to Section 3.4, or, for the first [***] of the Term, according to a purchase order and forecast previously supplied by Eos and attached as Exhibit A. Affymetrix will replace Probe Arrays that have Physical Defects.
3.2 Affymetrix shall not be obligated to provide more than [***] probe arrays in any one month during the term hereof, but will use commercially reasonable efforts to do so if requested by Eos.
3.3 Beginning on the Effective Date and on the first business day of each month during the Term of this Agreement, Eos will provide a reasonable, good faith forecast of Probe Arrays to be supplied by Affymetrix to Eos and its Affiliates during the following [***] period or the period until the end of the Term if less than [***] (such forecasts to be supplied by number of Probe Arrays and part number). The forecast will be provided according to a mechanism and on forms to be agreed upon in good faith by the Parties. The first and second month of such forecast (part number and individual quantity) shall constitute a firm order. The subsequent months of such forecast will be for capacity planning purposes only, and shall not constitute a firm commitment. Delivery times for all products ordered hereunder will be quoted at the time Affymetrix receives a firm order for such products. If the number of ordered Probe Arrays forecast for a month increases by more than [***]from the

[***] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

         immediately preceding firm average monthly forecast for the trailing three month period, then the number of such Probe Arrays above the [***] increase shall be supplied in a reasonable time, but shall not be subject to penalty or breach on account of late supply thereof.
3.4 Probe Arrays will be packed in Affymetrix' standard shipping packages and shipped to the address specified by Eos. Deliveries will be F.O.B. Affymetrix' facility or the facility of its sales representative. Affymetrix will ship via a carrier selected by Eos or, if none is specified by Eos, Affymetrix will select the carrier. Title and risk of loss or damage for deliveries will pass to Eos upon Affymetrix' actual delivery of the Probe Arrays to the carrier for shipment to Eos. Eos will pay all shipping costs, duties, and sales taxes. Eos will advise Affymetrix if insurance is desired on any shipments of Probe Arrays, and will reimburse Affymetrix for all such insurance charges.
3.5 As a participant in the SILVER or GOLD programs Eos is entitled to purchase standard custom Probe Array design services from Affymetrix at substantially reduced prices per design as follows (depending upon which program is in effect, SILVER or GOLD, the reader of this Agreement should look only at the appropriate parts of any sections containing items preceded by "SILVER: or GOLD:"):
         SILVER: [***] per custom design.
         GOLD: [***] per custom design.
         This pricing currently permits specifications for arrays of up to [***] probes per Probe Array, up to [***] bases, and up to [***] synthesis steps ("Custom Probe Array(s)"). Custom Probe Arrays are currently available in the following formats and lot sizes:

              ---------------------------------------------------------
              FORMAT           ARRAYS/WAFER               MINIMUM ORDER
              ---------------------------------------------------------
              [***]            [***]                      [***]
              [***]            [***]                      [***]
              [***]            [***]                      [***]

         All Custom Probe Arrays must be ordered and purchased in whole lot increments which may change periodically upon reasonable notice from Affymetrix. Pricing for Custom Probe Arrays is pursuant to Exhibit B attached hereto. Additional specifications are available in the Affymetrix Custom Probe Array Design Guide available from Affymetrix. Custom Probe Array designs not within the above parameters or those set forth in the Custom Probe Array Design Guide will be considered upon request, however, the delivery times indicated below shall not apply to such Custom Probe Array designs. When ordering Custom Probe Arrays, Eos will identify probe sequences for each Custom Probe Array as set forth in the Custom Probe Array Design Guide published as of the Effective Date, which may be updated periodically by Affymetrix with reasonable notice to Eos, or as agreed upon between the parties. If the information received by Affymetrix is incomplete, Affymetrix will advise Eos of any additional needed information. Upon confirmed receipt of complete probe sequences and related information for each Custom Probe Array design:

[***] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

         SILVER: Affymetrix will use reasonable efforts to design, lay out, produce masks and manufacture Custom Probe Arrays for the Target Sequences according to the schedule quoted to Eos at the time they order such Custom Probe Array Design but in any event Affymetrix shall complete such work within not more than [***] business days; or
         GOLD: Affymetrix will use commercially reasonable efforts to design, lay out, produce masks, and manufacture quarterly at least one Lot each of up to two Custom Probe Array designs within the following times from Affymetrix' confirmed receipt of complete probe sequence information from Eos: (i) within [***] business days for up to [***] custom designs in a single calendar quarter; and (ii) for more than [***] custom designs in a single calendar quarter, according to the schedule quoted to Eos at the time they order such Custom Probe
         Array designs. In the event Eos orders more than one custom design, Affymetrix reserves the right to provide the initial Lots of Custom Probe Arrays for each such design at separate times, at Affymetrix' sole discretion, subject to the maximum time periods described in the previous sentence; in such case, the manufacturing priority of the concurrently ordered initial Lots may be determined by Eos on a prioritized list at the time orders for the designs are placed or, if no such list is submitted, at Affymetrix' discretion. In no event shall Affymetrix be obligated to supply more than [***] Custom Probe Array designs per year. Delivery times for all additional Lots of Custom Probe Arrays ordered pursuant to this Agreement will be quoted at the time Affymetrix receives a firm order for such products. The term "Target Sequences" refers to a set of Gene sequences for which Eos will have Affymetrix make Custom Probe
         Arrays pursuant to this Agreement. Eos shall be fully responsible for the Target Sequences, and, except to the extent arising from Affymetrix' commercialization of a particular Custom Probe Array design, [***].
3.6 Eos may not: 1) transfer the Probe Arrays provided by Affymetrix pursuant to this Agreement to third parties other than (i) Affiliates,
         (ii) [***] under the terms set forth in the letter attached hereto as Exhibit D, or (iii) to other Not-for-Profit Sample Providers; or 2) transfer data generated therewith to any third party other than i) Affiliates, ii) Bona Fide Collaborators or iii) subscribers to a Database who agree to limit further distribution of the data to other third parties consistent with the terms contained in Exhibit C; or 3) provide services to any third party, other than to Affiliates, using the Probe Arrays provided by Affymetrix pursuant to the Agreement except as to those Probe Arrays where i) the service recipient agrees to limit further distribution of the data to other third parties consistent with the terms contained in Exhibit C, and ii) the fee for Probe Arrays used in Services is paid pursuant to Section 5.3; or 4) allow any third party to use the Probe Arrays supplied by Affymetrix to Eos under this Agreement except pursuant to subsection 1) above; or 5) reverse engineer the Probe Arrays or Systems; or 6) reuse the Probe Arrays; or 7) use the Probe Arrays in diagnostic or other settings requiring FDA or other regulatory agency approval unless Eos obtains such approval and such Probe Arrays are to be used in a clinical trial (and such Probe Arrays are not for microbial or pathogenic organisms). Eos will allow Affymetrix reasonable, periodic (but not more often than

[***] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

         quarterly) access to the Systems during regular business hours and with advance written notice to ensure compliance with the prohibition against reuse.
3.7 All Databases transferred to a third party by Eos pursuant to this Agreement must be GATC Compliant and shall be subject to the terms contained in Exhibit C. Eos will bear its internal costs of GATC compliance.
3.8 Eos may not sell, market or license the Databases through a distributor or agent unless such distributor or agent is approved in advance in writing by Affymetrix.
3.9 Eos may, in its sole discretion, elect to engage Affymetrix as a co-promoter of the Databases generated hereunder. If Eos makes such an election, and if Affymetrix agrees to such co-promotion, the parties will negotiate a commercially reasonable co-promotion agreement.
3.10 Eos agrees to use Affymetrix' GeneChip logo on all advertising (including web advertising) and trade show displays related to Databases and/or Services, unless such use is terminated pursuant to the last sentence of this Section 3.10. All advertising and trade show displays based on Affymetrix products and written public statements regarding Affymetrix and Affymetrix products will be approved in advance in writing by Affymetrix. Eos acknowledges the ownership and renown of all trademarks, logos and tradenames ("Marks") used by Affymetrix prior to this agreement. Eos will maintain a high quality standard in connection with products and services promoted in connection with Affymetrix' Marks. Eos hereby authorizes Affymetrix to use Eos' name and trademarks for the purpose of promoting Affymetrix' products and services, but Affymetrix may not do so without Eos' prior written consent. If, in each party's sole discretion, the other party's use of the first party's Marks does not meet the first party's usage policy, the first party may, at its option, terminate the other party's use of the first party's Marks.

4        AFFYMETRIX PROPRIETARY RIGHTS

4.1 GOLD: Until the end of the Term, [***]. This paragraph shall not confer on Eos or any third party any rights under the patent rights of Affymetrix.

5        COMPENSATION

5.1 In exchange for preferential access and pricing of Custom Array design services, database and other licenses, technology access, services and other support available to Eos under the SILVER program, Eos shall pay Affymetrix a fee of $[***] per year ("Silver Access Fee") due on the Effective Date and on the anniversary of the Effective Date for each contract year throughout the Term (and any Extended Term). Eos shall have the option

[***] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

         during [***] to upgrade to the GOLD EasyAccess program and apply the Silver Access Fee paid to Affymetrix to the GOLD Access Fee for the remainder of the current contract year. GOLD: If Eos chooses to upgrade its package to GOLD, Eos shall pay Affymetrix a fee of $[***] ("Gold Access Fee") per year beginning on the date Eos elects in writing to begin the GOLD program ("GOLD Start Date") on the following payment schedule: $[***] due on GOLD Start Date and $[***] at the end of every [***] month period thereafter throughout the remainder of the Term or Extended Term after the GOLD Start Date (and any Extended Term). If Eos chooses to upgrade its package to GOLD within [***] months of the Effective Date, the remaining pro-rata portion of the Silver Access Fee paid under the SILVER package shall be applied to the first Gold Access Fee payment due after the GOLD Start Date.

5.2 For each standard expression Probe Array and Custom Expression Probe Array (excluding those Probe Arrays for use in Services) delivered to Eos or its Affiliates that meet the Fabrication Verification Criteria, Eos will pay: SILVER:
                  (i) Arrays for Database generation: Eos will pay [***] of Affymetrix' current published regional list prices, which may be updated periodically, for (i) standard Probe Arrays that Affymetrix makes generally available to the public (excluding Test Arrays and those Probe Arrays for use in Services), provided that Eos will be responsible for the full amount of any royalties due to third parties for "branded" probe arrays that are based on such third party's proprietary genetic sequences and (ii) Custom Probe Arrays, excluding those Custom Probe Arrays for use in Services. The list prices for Custom Probe Arrays shall be pursuant to Exhibit B. In no event shall the foregoing pricing reduce the price of any expression probe array to less than $[***] per array ("Database Array Price").

                  (ii) Arrays for Expression Research: Eos will pay [***] of Affymetrix' current published regional list prices, which may be updated periodically, for (i) standard Probe Arrays that Affymetrix makes generally available to the public (excluding Test Arrays and those Probe Arrays for use in Services), provided that Eos will be responsible for the full amount of any royalties due to third parties for "branded" probe arrays that are based on such third party's proprietary genetic sequences; and (ii) Custom Probe Arrays, excluding those Custom Probe Arrays for use in Services. The list prices for Custom Probe Arrays shall be pursuant to Exhibit B. In no event shall the foregoing pricing reduce the price of any expression probe array to less than $[***] per array.

                  The above notwithstanding, during each contract year, after Eos purchases a total of [***] Probe Arrays and Custom Probe Arrays, excluding Test arrays and Probe arrays priced below $[***] per array, for use in Database generation and Expression Research, the price for arrays used in Expression Research for the remainder of such

[***] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                  contract year shall be:
                           (a) $[***] for Probe Arrays that Affymetrix makes generally available to the public
                           (b) the greater of [***] of list price or $[***] for Custom Probe Arrays
                           ("Expression Research Array Price").
                  All Eos purchase orders shall state the use of Probe Arrays ordered: Database, Expression Research, or Services.
                  (iii) Eos shall purchase all Probe Arrays and Custom Probe Arrays at the Database Array Price, Eos may submit to Affymetrix on a quarterly basis a completed, signed Request For Credit Form, attached hereto as Exhibit F, resulting from Probe Arrays and Custom Probe Arrays used during the previous quarter for Expression Research that were purchased at the Database Array Price. Such credit shall be calculated as follows:

                  [***]

                  Such credit shall be (i) requested within [***] days after the last day of each calendar quarter for the previous quarter's purchases, (ii) applicable only toward future purchases of Probe Arrays or Custom Probe Arrays and (iii) applied to no greater than [***] of the total array cost on any single order.

         GOLD: a fixed fee of the greater of: [***] of Affymetrix' then-current regional list price as published in its catalog, which may be updated from time to time; or, $[***] (current list prices for Custom Probe Arrays are stated in Exhibit B attached hereto, excluding those Custom Probe Arrays for use in Services), provided that Eos will be responsible for the full amount of any royalties due to third parties for "branded" probe arrays that are based on such third party's proprietary genetic sequences.

5.3 For each Probe Array to be used in Services delivered to Eos or its Affiliates that meets the Fabrication Verification Criteria, Eos shall pay [***] of Affymetrix' then current local (relative to the country in which the data from such Service is to be utilized) list price as published in its catalog or, if applicable, the price then available to that particular third party recipient of such Services (if lower). As to third parties who benefit from such lower prices, such third party shall place a purchase order directly with Affymetrix for probe arrays to be shipped directly to Eos and used in Services and will be invoiced directly by Affymetrix. Eos may not provide services to any third party, other than to Affiliates, using the Custom Probe Arrays provided by Affymetrix hereunder except as to those Custom Probe Arrays where i) the service recipient [***], ii) the

[***] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

         service recipient agrees to limit further distribution of the data to other third parties consistent with Affymetrix' normal Expression Probe Array use rights attached hereto as Exhibit C, and iii) the fee for Custom Probe Arrays used in Services is paid as set forth herein.
5.4 Notwithstanding the foregoing or any provision to the contrary in this Agreement, Eos will be responsible for the full amount of any and all royalties due to third parties for proprietary Probe Arrays supplied to Eos hereunder, and the Probe Array fees and Database royalties described in this Agreement shall be exclusive of any such royalty.
5.5 At the time and in the manner hereinafter provided, Eos shall pay to Affymetrix a royalty of [***] of Net Sales for each transfer, sale, use, license, lease or other disposition of a Database to a third party; provided, however, that with respect to each such license, the minimum royalty payable for each successive [***]-month period commencing with the inception of such license shall be calculated according to the following schedule:


         -----------------------------------------------------------------------
                          For Sale of Databases Comprised of *
         -----------------------------------------------------------------------

         --------------------------------- ------- ------------------------------ ----------------------------------
         More Than                          But    No More Than                        Minimum Annual Royalty
         --------------------------------- ------- ------------------------------ ----------------------------------
         [***]Datapoints                           The then applicable maximum                               $[***]
                                                   number of Datapoints for a
                                                   Demonstration Database but
                                                   not fewer than [***]
         --------------------------------- ------- ------------------------------ ----------------------------------
         The then applicable maximum               [***] Datapoints                                          $[***]
         number of Datapoints for a
         Demonstration Database but not
         fewer than [***]
         --------------------------------- ------- ------------------------------ ----------------------------------
         [***] Datapoints                          [***] Datapoints                                          $[***]
         --------------------------------- ------- ------------------------------ ----------------------------------
         [***] Datapoints                          [***] Datapoints                                          $[***]
         --------------------------------- ------- ------------------------------ ----------------------------------
         [***] Datapoints                          [***] Datapoints                                          $[***]
         --------------------------------- ------- ------------------------------ ----------------------------------
         [***] Datapoints                          [***] Datapoints                                          $[***]
         --------------------------------- ------- ------------------------------ ----------------------------------
         [***] Datapoints                          [***] Datapoints                                          $[***]
         --------------------------------- ------- ------------------------------ ----------------------------------
         [***] Datapoints                          [***] Datapoints                                          $[***]


                                      -11-

[***] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED
SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED
WITH RESPECT TO THE OMITTED PORTIONS.


         --------------------------------- ------- ------------------------------ ----------------------------------
         [***] Datapoints                                                         For Databases comprised of
                                                                                  more than [***], the Parties
                                                                                  shall negotiate in good faith
                                                                                  a minimum annual royalty.
         --------------------------------- ------- ------------------------------ ----------------------------------

         *For purposes of calculating the minimum annual royalty, the size of the Database will be measured by the number of Datapoints. [***].

5.6      Except as to Database royalty payments, all amounts referred to in this
         Section 5 will be invoiced by Affymetrix when due. Royalty payments will be due as specified in Section 5.7. All Probe Arrays will be deemed accepted unless they are returned to Affymetrix within [***] of delivery to Eos, with written explanation of the basis on which such Probe Arrays have been returned on Affymetrix' standard "Return Materials Authorization" according to the procedures provided for in such Return Materials Authorization. All payments will be made to Affymetrix within thirty (30) days from the date of invoicing by Affymetrix. Late payments shall bear interest at the rate of 1.5% per month. All payments in this Agreement will be made in the form of a check or wire transfer to Affymetrix in U.S. Dollars.

5.7 Eos shall deliver to Affymetrix, within [***] days after the end of each calendar quarter, a written report showing its computation of payments due under Section 5 of this Agreement, including any Net Sales of licenses of Databases by Eos or its Affiliates during such calendar quarter. All Net Sales shall be segmented in each such report according to licenses by Eos and each Affiliate on a country by country basis, including the names and terms extended to the licensee and the rates of exchange used to convert such royalties to U.S. Dollars from the currency in which the licenses were made. For the purposes of this Agreement, the rates of exchange to be used for converting royalties to U.S. Dollars shall be the average of those published for the purchase of U.S. Dollars in the Wall Street Journal during the calendar quarter for which payment is due. Simultaneously with the delivery of each such report, Eos shall tender payment in U.S. Dollars of all royalties shown to be due therein. Where royalties are due for licenses of Databases in a country where, by reason of currency regulations it is impossible or illegal for Eos or its Affiliates to transfer royalty payments to Affymetrix, such royalties shall be deposited in whatever currency is allowable in a bank in that country that is reasonably acceptable to Affymetrix. Any and all income or similar taxes imposed or levied on account of the receipt of royalties payable under this Agreement which are required to be withheld by Eos shall be paid by Eos on behalf of Affymetrix and shall be paid to the proper taxing authority. Proof of payment shall be secured and sent to Affymetrix as evidence of such payment in such form as required by the tax authorities having jurisdiction over Eos or its Affiliates. Such taxes shall be deducted from the royalty that would otherwise be remitted by Eos or its Affiliates.

[***] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

5.8 Systems and other software, if any, may be acquired/licensed by Eos and its Affiliates at Affymetrix' regional list prices and under otherwise standard terms.
5.9      Eos may purchase LIMS and EDMT software as follows:
         SILVER [***] of Affymetrix' then current regional list prices as published in its catalog; or
         GOLD: [***] of Affymetrix' then current regional list prices as published in its catalog.
5.10 GOLD: Affymetrix will provide early access to new product releases to Eos in a manner consistent with its Easy Access "Gold" customers.
5.11 Following Eos' request, Affymetrix agrees to supply to Eos during the Term Custom Probe Arrays to be used by Eos in generating Databases or providing Services.
5.12 Eos may only provide services hereunder to its customers located in the United States and Europe.

6        INTELLECTUAL PROPERTY

6.1 Subject to Section 6.2 below, any invention made during the course of and as part of this Agreement shall be owned according to inventorship of the relevant applications, provided that [***].
6.2 [***]. It is specifically understood that limited and recoverable disclosures of Confidential Information shall not constitute failure to maintain information as a trade secret pursuant to this Section 6.2.
6.3 EOS agrees to negotiate in good faith with Affymetrix for at least a non-exclusive license with commercially reasonable terms and conditions solely in the probe array field of use under all Eos owned inventions that are directed to particular genetic sequences or their uses that were discovered through use of the Probe Arrays. Such license will be negotiated to include commercially reasonable royalty payments, and need only be provided if legally licensable at the time the invention is made. Eos need not disclose such inventions to Affymetrix until such time as corresponding patents are published disclosing such

[***] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

         inventions.
6.4 Eos will reasonably provide recognition of Affymetrix by way of display of its trademarks in its database products generated pursuant to this Agreement. Affymetrix grants Eos a non-exclusive right to use its trademarks subject to written approval of Affymetrix on such products. Eos will allow Affymetrix reasonable review of the use of such trademarks.
6.5      [***].

7        CONFIDENTIALITY

7.1 During the term of this Agreement and for five (5) years thereafter each Party shall maintain the Confidential Information of the other Party in confidence (including the terms of this Agreement), and shall not disclose, divulge, or otherwise communicate such Confidential Information of the other, or use it for any purpose, except as permitted or contemplated by this Agreement, and in order to carry out the terms and objectives of this Agreement. The Parties will use reasonable precautions to prevent and restrain the unauthorized disclosure of such Confidential Information of the other Party and will protect such other party's confidential information with procedures at least as rigorous as those the receiving party applies to its own confidential information. The provisions of this paragraph shall not apply to Confidential Information that :
7.1.1 was known or used by the receiving Party or its Affiliates without any restriction on disclosure, prior to its date of disclosure to the receiving Party, as evidenced by the prior written records of the receiving Party or its Affiliates; or
7.1.2 either before or after the date of the disclosure to the receiving Party is lawfully disclosed without restriction on disclosure to the receiving Party or its Affiliates by an independent, unaffiliated third party rightfully in possession of the Confidential Information, provided that if such Confidential Information is provided to the receiving Party by a third party rightfully in possession of the Confidential Information, but with restrictions on disclosure, the receiving Party may use such Confidential Information in accordance with such restrictions of the third party;
7.1.3 either before or after the date of the disclosure to the receiving Party such Confidential Information becomes published or generally known to the public through no fault or omission of the receiving Party or its Affiliates;
7.1.4 is required to be disclosed by the receiving Party or its Affiliates to comply with applicable laws, to comply with a court order, or to comply with governmental regulations, provided that the receiving Party provides prior written notice of such disclosure to the other Party and takes reasonable and lawful actions to avoid and/or minimize the degree of such disclosure;
7.1.5 is independently developed by the receiving Party or its Affiliates without reference to the

[***] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

         Confidential Information.
7.1.6 Eos may not publish the results of use of the Probe Arrays without providing reasonable advance notice to Affymetrix. In no event shall Eos publish Affymetrix' Confidential Information (including without limitation Chip Improvement Inventions) without prior written approval of Affymetrix.

8        WARRANTY

8.1 Both Parties to this Agreement represent and warrant that they have the full right and authority to enter into and perform this Agreement.
8.2 Affymetrix warrants that the Probe Arrays delivered hereunder do not incorporate the trade secret or copyright rights of a third party. Affymetrix DISCLAIMS ALL OTHER REPRESENTATIONS AND WARRANTIES,
         EXPRESS OR IMPLIED, INCLUDING, BUT NOT LIMITED TO, THE IMPLIED WARRANTIES RELATING TO INTELLECTUAL PROPERTY, MERCHANTABILITY, AND FITNESS FOR A PARTICULAR PURPOSE. Affymetrix shall have no liability under any theory of strict liability, negligence, whether active or passive, or products liability. Affymetrix' entire liability shall in no event exceed the compensation hereunder. Affymetrix shall have no liability for any indirect, consequential, incidental, or special damages. Eos understands that the risks of loss herein are reflected in the price of the Probe Arrays and database fees and that the terms would have been different if there had been a different allocation of risk.

9        INDEMNITY

9.1 Affymetrix will settle or defend any suit or proceeding brought against Eos and its Affiliates to the extent based on a claim that the [***] infringe [***]in [***]. Affymetrix will settle or defend any suit or proceeding brought against Eos to the extent based on a claim that the Probe Arrays delivered hereunder [***] infringe [***] in [***] if a) [***], and b) [***]. Affymetrix shall have no liability under this paragraph to the extent that the alleged infringement arises out of any addition or modification to the Probe Arrays or their use by Eos not specified by Affymetrix, or Eos' combination of the Probe Arrays with other devices not specified by Affymetrix ("Non-Covered Claims)."
9.2 Eos will settle or defend any suit or proceeding based on [***] in [***] brought against Affymetrix for Non-Covered Claims.
9.3 The indemnifying Party shall pay all damages and costs finally awarded against the

[***] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

         indemnified Party for such infringement. For the indemnification obligations of this Section 9 to apply the indemnified Party must provide the indemnifying Party with reasonable notice of any claim or suit being made or brought, and give the indemnifying Party the full authority, information, and assistance necessary to settle or defend such suit or proceeding. The indemnifying Party shall not be bound in any manner by any settlement made without its prior written consent. Each party's liability hereunder shall be limited to [***] . In the event that the Probe Arrays are held to infringe and their use is enjoined as a result of infringement for which it has indemnified Eos, Affymetrix may obtain for Eos the right to continue using such Probe Arrays, modify them to become non-infringing, or grant Eos a credit for the cost of unused Probe Arrays and the appropriate pro rata amount of the paid SILVER or GOLD access fee, and accept the return of unused Probe Arrays. This paragraph states the entire liability for infringement of intellectual property rights and is in lieu of all other warranties, express or implied except as stated in Section 8.

10       TERM, TERMINATION AND EFFECT OF TERMINATION

10.1 This Agreement shall extend until the end of the Term unless terminated earlier by a Party pursuant to the provisions of this Section 10.
10.2 Either Party may terminate this Agreement for cause by written notice if the other Party (or its Affiliate) materially breaches any material provision of this Agreement and fails to substantially cure such breach within thirty (30) days of written notice describing the breach and the intent of the notifying Party to terminate the Agreement in the event such breach is not substantially cured.
10.3 Eos may terminate the Database or Services portions of this Agreement in the event that Eos determines in its sole discretion that Eos no longer wishes to engage in the Database or Services Business. Such termination may be effected by Eos providing sixty (60) days prior written notice to Affymetrix. If Eos elects to terminate under this
         Section 10.3, Eos' obligation to pay royalties for a Database (other than the obligation to pay a minimum annual royalty pursuant to Section
         5.5 above, which shall not survive) shall survive termination of this Agreement and persist as long as any third party retains an active subscription to such Database.
10.4 GOLD: Eos may extend the Term by [***] years by providing written notice to Affymetrix no later than [***] before the end of the Initial Term. If so extended for [***] years, Affymetrix will negotiate in good faith for an additional extension of the Term of the Agreement under similar terms for an additional [***] years (for a potential Term of up to [***] years), provided that Eos must provide at least [***] written notice before the end of the initial Extended Term of its desire to negotiate in good faith for such extension.
10.5 Upon termination of this Agreement due to expiration of the Term, Eos may continue to use the Probe Arrays previously purchased by Eos within their specified shelf life and subject to the warranty and return provisions provided in this Agreement.

[***] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

10.6 Eos understands that no license is conveyed or implied for use of the Systems herein for probe arrays other than those manufactured or licensed by Affymetrix.
10.7 Upon termination of this Agreement, the following provisions will survive: 2, 3.6, 3.8, 3.9, 5.2*, 5.3*, 5.4, 5.5**, 5.6, 5.7, 6, 8, 9,
         10.5, 10.6, 10.7, and 11.1 to 11.17. (*To the extent obligations are accrued prior to the termination date.) (**Eos' obligation to pay royalties for a Database shall survive termination of this Agreement and persist as long as any third party retains an active subscription to such Database.)

11       MISCELLANEOUS

11.1 Eos shall keep, and shall cause its Affiliates to keep, for a period of at least three (3) years from the date all fees and royalties payable hereunder are due full, accurate, and true books of accounts and other records containing all information and data which may be reasonably necessary to ascertain and verify i) the fees and royalties payable hereunder and, ii) if relevant pursuant to Section 5.2(ii) above, the quantities of Probe Arrays and Custom Probe Arrays used for Database generation and Expression Research and iii) the quantities of Probe Arrays and Custom Probe Arrays used for Database generation and Services. During the Term and any Extended Term of this Agreement and for a period of [***] following the time at which the relevant fee or payment is due, Affymetrix shall have the right from time to time (not to exceed once during a calendar year) to inspect in confidence, or have an agent, accountant, or representative inspect in confidence such books, records, and supporting data.
         In the event an audit reveals a discrepancy greater than [***] in the relevant period, Eos will pay any audit fees.
11.2 EOS UNDERSTANDS THAT THE PROBE ARRAYS DELIVERED HEREUNDER ARE NOT FDA APPROVED. EOS AGREES NOT TO USE THE PROBE ARRAYS DELIVERED HEREUNDER IN ANY CLINICAL OR OTHER SETTING REQUIRING FDA REVIEW OR APPROVAL EXCEPT THAT EOS MAY USE THE PROBE ARRAYS IN CLINICAL TRIALS WHEN IT OBTAINS ALL REQUIRED FDA OR OTHER REGULATORY APPROVALS REQUIRED FOR USE IN SUCH TRIALS. EOS WILL INDEMNIFY AFFYMETRIX FOR ANY CLAIMS MADE BY A PATIENT ARISING FROM THE USE OF THE PROBE ARRAYS. THE PROBE ARRAYS AND SYSTEMS ARE NOT LICENSED UNDER ANY INTELLECTUAL PROPERTY RIGHTS OF AFFYMETRIX EXCEPT AS SPECIFICALLY RECITED HEREIN.
11.3 Neither Party nor any of its Affiliates shall originate any news relating to this Agreement without the prior written approval of the other Party, which approval shall not be unreasonably withheld, or except as otherwise required by law.
11.4 The parties seek mutually profitable arrangements and to such end will endeavor to mutually support each other in public statements.
11.5 Affymetrix may assign any rights or obligations of this Agreement to a third party that acquires all or substantially all of the relevant assets of Affymetrix by merger or sale of assets or otherwise. Eos may assign the rights or obligations of this Agreement relating

[***] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

         solely to purchase of Probe Arrays from Affymetrix for Expression Research only to a third party that acquires all or substantially all of the Eos' assets by merger or sale of assets or otherwise except where the assignee is a company or an Affiliate of a company that is at the time of assignment a party or an Affiliate of a party to litigation with Affymetrix or its Affiliate, in which case Affymetrix may withhold consent for any reason or no reason in Affymetrix' absolute sole discretion. Eos may assign or transfer any Database distribution or Services rights or any Database distribution or Services obligations of this Agreement by merger or sale of assets or otherwise to a third party or its Affiliates only with the prior written consent of Affymetrix which must be obtained and will not be unreasonably withheld, except where the assignee is a company or an Affiliate of a company that has significant commercial sale or commercial manufacturing of [***] or engages in significant research and development activities toward commercial sale or commercial manufacturing of [***] (including, without limitation, [***], or their Affiliates, assigns or successors in interest) or is at the time of assignment a party or an Affiliate of a party to litigation with Affymetrix or its Affiliate, in which case Affymetrix may withhold consent for any reason or no reason in Affymetrix' absolute sole discretion.
11.6 In the event that Eos merges with, acquires or is acquired by any third party such that demand for products hereunder more than [***] over the previous calendar quarter, then the parties shall negotiate revised pricing and terms that reflect such increased demand, and Affymetrix' costs, if any, in providing products and support hereunder. If Eos elects to participate in the Affymetrix GOLD EasyAccess Program and Eos merges with or is acquired by a third party that also pays to Affymetrix GOLD Database Fees, the parties agree that the aggregate amount of GOLD Database Fees paid to Affymetrix by the combined entity shall be as follows:

         ----------------------------------------------------------------
         Quarter after merger or      Percent of Eos'  GOLD Database Fees
         acquisition is completed     paid to Affymetrix by the combined
                                      entity
         ----------------------------------------------------------------
                 [***]                                [***]
         ----------------------------------------------------------------
                 [***]                                [***]
         ----------------------------------------------------------------
                 [***]                                [***]
         ----------------------------------------------------------------
                 [***]                                [***]
         ----------------------------------------------------------------


11.7 This Agreement shall be construed according to the laws of California without regard to conflict of law provisions.
11.8 In the event of any controversy or claim relating to, arising out of or in any way connected

[***] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

         to any provision of this Agreement, the Parties shall seek to settle their differences amicably between themselves.
11.9 The waiver by either Party of a breach or a default of any provision of this Agreement by the other Party shall not be construed as a waiver of any succeeding breach of the same or any other provision, nor shall any delay or omission on the part of either Party to exercise or avail itself of any right power or privilege that it has or may have hereunder operate as a waiver of any right, power or privilege by such Party.
11.10 This Agreement and the documents referred to herein are the full understanding of the Parties with respect to the subject matter hereof and supersede all prior understandings and writings relating to the subject matter herein. No waiver alteration or modification of any of the provisions herein shall be binding unless in writing and signed by the Parties.
11.11 The headings in this Agreement are for convenience only and shall not be considered in construing this Agreement.
11.12 In the event that any provision of this Agreement is held by a court of competent jurisdiction to be unenforceable because it is invalid or in conflict with any law of any relevant jurisdiction, the validity of the remaining provisions shall not be affected, and the rights and obligations of the Parties shall be construed and enforced as if the Agreement did not contain the particular provision(s) held to be unenforceable.
11.13 This Agreement shall be binding on and inure to the benefit of the Parties and their successors and permitted assigns.
11.14 None of the provisions of this Agreement shall be for the benefit of or enforceable by any third party.
11.15 Any notice required under this Agreement shall be made by overnight mail or courier to the addresses below.

         If to Eos:
                  Eos Biotechnology, Inc.
                  225A Gateway Boulevard
                  South San Francisco, CA 94080
                  Attn: President
                  Facsimile Number: 650-583-3881

         If to Affymetrix:
                  Affymetrix, Inc.
                  3380 Central Expressway
                  Santa Clara, California 95051
                  Attn: General Counsel
                  Facsimile Number: (408) 731-5394

11.16 "Force Majeure" shall mean an Act of God, flood, fire, explosion, earthquake, strike, lockout, casualty or accident, war, civil commotion, act of public enemies, blockage or embargo, or any injunction, law, order proclamation, regulation, ordinance, demand or requirement of any government or any subdivision, authority representative thereof, or the inability to procure or use materials, labor, equipment, transportation or energy sufficient to meet manufacturing needs without the necessity of allocation, or any other cause whatsoever, whether similar or dissimilar to those enumerated above, which is beyond the reasonable control of such Party, which the party affected has used its reasonable best efforts to avoid, and which prevent, restrict or interfere with the performance by a Party of its obligations hereunder. The failure of either Party to timely perform any obligation under this Agreement as a direct result of a Force Majeure shall not be deemed a material breach of this Agreement, provided the duration is not more than three months. The Party affected by Force Majeure shall give notice to the other Party promptly in writing and shall use commercially reasonable efforts to overcome, avoid or remove such cause(s) of non-performance and shall continue performance whenever such cause(s) is removed with all possible speed. Nothing herein shall be deemed to require any Party to settle on terms unsatisfactory to such Party with regard to any strike, lockout or other labor difficulty, any investigation or proceeding by any public authority or any litigation by any third party.
11.17 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed by their properly and duly authorized officers or representatives as set forth below.

Affymetrix, Inc.

By:  /s/ Susan E. Siegel
    ----------------------------------------

Name:    Susan E. Siegel
      --------------------------------------

Title:   President
       -------------------------------------

Date:    8/17/01
      --------------------------------------


Eos Biotechnology, Inc.

By:  /s/ David W. Martin, Jr.
    ----------------------------------------

Name:    David W. Martin, Jr.
      --------------------------------------

Title:   President and CEO
       -------------------------------------

Date:    8/17/01
      --------------------------------------

                                    Exhibit A

                                Initial Forecast

                                    Exhibit B

                       Current Custom Probe Array Pricing


                                      [***]

[***] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                   Exhibit C

          Expression Probe Array Use Rights for Service Recipients and
                              Database Subscribers


                                      [***]

[***] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                    Exhibit D

                           Please See Attached Letter
    from David W. Martin, Jr., M.D., to Susan E. Siegel, dated June 23, 2000.


                                      [***]

[***] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                    Exhibit E

           Expression Array Rights for Not for Profit Sample Providers

"Chip Improvement Inventions" shall mean all inventions conceived or reduced to practice using Expression Probe Arrays that relate to (a) manufacturing, layout and packaging of probe arrays; (b) assay techniques that may be used in connection with probe array-type products (including techniques related to nucleic acid extraction, amplification, labeling, dilution and other processes); and (c) software analysis techniques relating to the extraction of data from probe arrays and storing such data in a computer file or other storage media. Chip Improvement Inventions shall not include expression data or discoveries derived therefrom, targets identified through the use of the Expression Probe Arrays or correlations between genetic sequences and function.

"Expression Probe Array(s)" shall mean expression probe arrays for which target sequences have been selected by AFX and/or by Eos.

1. Restricted Use Rights-Not-for-Profit Sample Provider may only use the Expression Probe Arrays provided by EOS to identify the presence and/or levels of expressed nucleic acid sequences in the course of Not-for-Profit Sample Provider's collaboration with EOS. In addition, except to the extent permitted by applicable law and solely for the purpose(s) contemplated by such law, Not-for-Profit Sample Provider agrees not to (a) transfer an Expression Probe Array to any third party; (b) provide services to or on behalf of any third party that relate to an Expression Probe Array; (c) distribute, transfer, license or otherwise make available to a third party any data or database that is obtained from the use of an Expression Probe Array; (d) use an Expression Probe Array or data therefrom in a clinical diagnostic setting where data from an identifiable individual's sample is given to such individual or their caregiver; (e) reverse engineer, adapt or modify an Expression Probe Array; or (f) use or allow anyone to use an Expression Probe Array more than once. Not-for-Profit Sample Provider agrees that this agreement benefits and is enforceable by AFX. In the event of any ambiguity in applying this Section 1, the burden shall be on Not-for-Profit Sample Provider to reasonably demonstrate compliance with the terms herein.

2. Intellectual Property-Except to the extent prohibited by applicable law, in which case Not-for-Profit Sample Provider shall grant to AFX the license to Chip Improvement Inventions permitted by law, Not-for-Profit Sample Provider hereby assigns to AFX all Chip Improvement Inventions and agrees to promptly report all Chip Improvement Inventions to AFX.

                                    Exhibit F

        Request For Credit Form for Probe Arrays and Custom Probe Arrays


                      QUARTER BEGIN DATE:__________________



A. ARRAY PART#                                  ____________   _____________  _____________

   B. # ARRAYS USED FOR EXPRESSION RESEARCH     ____________   _____________  _____________

   C. PRICE PAID                                ____________   _____________  _____________

D. EXPRESSION RESEARCH ARRAY PRICE              ____________   _____________  _____________

E. NET PRICE DIFFERENCE                         ____________   _____________  _____________

   F. CREDIT (E X B)                            ____________   _____________  _____________

G. TOTAL CREDIT                                 ____________   _____________  _____________



THIS CREDIT SHALL BE APPLICABLE ONLY TOWARD FUTURE PURCHASES OF PROBE ARRAYS OR CUSTOM PROBE ARRAYS AND SHALL NOT BE APPLIED TO GREATER THAN 50% OF THE
                   TOTAL ARRAY COST ON ANY SINGLE ORDER.


                              ___________________
                                 DAVID MARTIN

                              ___________________
                                     DATE